       25                                            Exhibit 10.1
                         AMR CORPORATION

         1999 Directors' Stock Appreciation Rights Plan

                    SECTION 1.     Purpose, Definitions.

      The purpose of the AMR Corporation 1999 Directors' Stock Appreciation Rights Plan is to enable AMR Corporation to attract and retain qualified Directors for the Board and to strengthen the mutuality of interests between the Directors and the Company's shareholders by offering such Directors' Stock Appreciation Rights.

      For purposes of the Plan, the following terms will be defined as set forth below:


(a) "Award" mean a grant of Stock Appreciation Rights pursuant to this Plan.

     (b)  "Board" means the Board of Directors of the Company.

      (c) A "Change in Control" means the happening of any of the following:

          (i) When any "person" as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in
     Section 13(d) of the Exchange Act but excluding the Company, any Subsidiary or any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing fifteen percent (15%) or more of the combined voting power of the Company's then outstanding securities;

           (ii) The individuals who, as of the Effective Date of this Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the Effective Date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

          (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination: (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the then outstanding shares of Stock of the Company and the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors immediately prior to such Business Combination beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries); (B) no person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, fifteen percent (15%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; and (C) at least a majority of the members of the board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

           (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

       (d)   "Committee"  means  the  Committee  referred  to  in
Section 2 of the Plan.

       (e) "Company" means AMR Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

      (f) "Director" means a duly elected member of the Board of Directors who is not also an employee of the Company or any Subsidiary or Affiliate.

      (g) "Disability" means disability as determined under procedures established by the Committee for purposes of this Plan.

     (h) "Early Retirement" means retirement from active service on the Board, with the express consent of the Board, before a Director reaches mandatory retirement age.

      (i)   Exchange Act" means the Securities Exchange  Act  of
1934, as amended from time to time, and any successor thereto.

      (j) "Fair Market Value" means, as of any given date, the mean between the highest and lowest quoted selling price, regular way, of the Stock on the New York Stock Exchange or, if no such sale of Stock occurs on the New York Stock Exchange on such date, the fair market value of the Stock as determined by the Committee in good faith.

      (k) "Normal Retirement" means retirement from active service on the Board at the then applicable mandatory retirement age.

     (l)  "Plan" means this AMR Corporation 1999 Directors' Stock
Appreciation Rights Plan, as it may be amended from time to time.

     (m)  "Retirement" means Normal or Early Retirement.

      (n) "Stock" means the Common Stock, $1.00 par value per share, of the Company.

      (o) "Stock Appreciation Right" or "SAR" means the right pursuant to a grant under Section 4 to surrender to the Company all (or a portion) of an Award in exchange for a cash amount equal to the difference between: (i) the Fair Market Value, as of the date such SAR is surrendered; and (ii) the base price of such SAR.

SECTION 2.          Administration.

      (a) The Plan will be administered by a committee of not less than two members of the Board, who will be appointed by, and serve at the pleasure of, the Board. The functions of the Committee specified in the Plan will be exercised by the Board, if and to the extent that no Committee exists which has the authority to so administer the Plan.

      (b) The Committee will have full authority to grant to Directors, pursuant to the terms of the Plan, Stock Appreciation
Rights.

     (c)  In particular, the Committee will have the authority:

          (i) to select the Directors to whom SARs may from time to time be granted hereunder;

           (ii) subject to the provisions of Section 3, to determine the number of SARs to be covered by each Award;
     and

           (iii) to determine the terms and conditions, not inconsistent with the terms of this Plan, of an Award (including, but not limited to, any restriction or limitation on, or any vesting acceleration regarding, such Award based in each case on such factors as the Committee will determine in its sole discretion).

      (d) The Committee will have the authority: to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it will, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Award (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

      (e) All decisions made by the Committee pursuant to the provisions of the Plan will be made in the Committee's sole discretion and will be final and binding on all persons, including the Company and the Directors.

                    SECTION  3.      Number of SARs;  Forfeiture;
                    Reorganization

      (a) The total number of SARs that may be granted under the Plan is 300,000, as such number may be adjusted pursuant to
Section 3(d).

     (b) The Committee will have the authority to grant an Award to a Director; provided, in no event will the number of SARs granted to any one Director during any calendar year exceed 5,000, as such number may be adjusted pursuant to Section 3(d).

      (c) If any SARs that have been awarded cease to be subject to an Award or otherwise terminate without a cash payment being made to the Director, such SARs will again be available for distribution in connection with future Awards to Directors.

                    (d)     In   the   event   of   any   merger,
                    reorganization,                consolidation,
                    recapitalization, stock dividend, stock split or other change in corporate structure affecting the Stock, such substitution or adjustment will be made in the aggregate number of SARs remaining to be issued under the Plan and in the number and purchase price of outstanding SARs, as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of SARs subject to any Award will always be a whole number.
                    SECTION 4.     Stock Appreciation Rights.

      (a)   An  SAR may be exercised by a Director in  accordance
with  the  procedures  established by the Committee.   Upon  such
exercise, the Director will be entitled to receive a cash amount determined in accordance with Section 4(g).

     (b) The base price for an SAR will be the Fair Market Value on the date the SAR is granted.

      (c) SARs will be exercisable at such time or times and subject to such terms and conditions as will be determined by the Committee; provided, however, that except as determined by the Committee, no SAR will be exercisable (i) prior to the first anniversary date of its grant and (ii) more than ten (10) years after its grant date. If the Committee provides, in its sole discretion, that any SAR is exercisable only in installments, the Committee may waive such installment provisions at any time in whole or in part, based on such factors as the Committee will determine, in its sole discretion.

      (d) Unless the Committee will permit (on such terms and conditions as it will establish) an SAR to be transferred to a member of the Director's immediate family or to a trust or similar vehicle for the benefit of such immediate family members, no SAR will be assignable or transferable except by will or the laws of descent and distribution, and except to the extent required by law, no right or interest of any Director in an SAR will be subject to any lien, obligation or liability of the Director.

      (e) If a Director's service on the Board terminates by reason of death, Disability or Retirement, any SAR held by such Director may thereafter be exercised in accordance with the terms and conditions established by the Committee.

      (f) Unless otherwise determined by the Committee, if a Director's service on the Board terminates for any reason other than death, Disability or Retirement, the SAR will thereupon terminate.

      (g) Upon the exercise of an SAR, a Director will be entitled to receive an amount in cash equal in value to the excess of the Fair Market Value over the base price per share specified in the related SAR multiplied by the number of SARs being exercised.

      (h) In the event of a Change in Control, any SARs awarded under the Plan not previously exercisable and vested will become fully exercisable and vested. In the event that the transaction giving rise to the Change of Control is intended to be accounted for as a pooling of interest transaction, each Director shall receive, in lieu of a cash payment, the greatest number of whole shares of the class of common stock of the corporation whose common stock in publicly traded following the transaction as in equal to the quotient of (i) the product of (1) the excess of (A) the Fair Market Value over (B) the base price of an SAR, times (2) the number of shares of stock related to the SAR, divided by (ii) the mean of the highest and lowest quoted selling prices, regular way, of a share of such common stock on the principal securities exchange or national quotation system on which such stock is listed or qualified to trade. If the Change of Control does not relate to a pooling of interest transaction, each Director will receive a cash amount in lieu of his SARs equal to the dollar amount determined under subclause (i) of the immediately preceding sentence.

                    SECTION 5.   Amendments and Termination.

      (a) The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation will be made which would impair the rights of a Director to an Award without the Director's consent.

      (b) Subject to the above provisions, the Board will have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.


                    SECTION 6.   General Provisions.

      (a) Nothing contained in this Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

      (b) The adoption of the Plan will not confer upon a Director any right to continued service on the Board nor will it interfere in any way with the right of the Company to terminate the Director's service at any time.

      (c)  The Plan is intended to constitute an "unfunded" plan.

With respect to any payments not yet made to a Director by the Company, nothing contained herein will give any such Director any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to make payments with respect to Awards hereunder; provided, however, that unless the Committee otherwise determines with the consent of the affected Director, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

      (d)   The Plan, all Awards and all actions taken thereunder
will be governed by and construed in accordance with the laws  of
the   State  of  Delaware  without  regard  to  conflict  of  law principles.

                    SECTION 7.   Term of Plan.

      The Plan will be effective as of May 19, 1999. No Award will be granted pursuant to the Plan on or after the tenth anniversary of the effective date of the Plan, but Awards granted prior to such tenth anniversary may extend beyond that date, in accordance with their terms.